UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2018

WESBANCO, INC.

(Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV		26003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (304) 234-9000

Former name or former address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously announced, Wesbanco, Inc. (“WesBanco”) and Farmers Capital Bank Corporation (“Farmers Capital”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 19, 2018, providing for, among other things, the merger of Farmers Capital with and into WesBanco with WesBanco surviving (the “Proposed Merger”). The Merger Agreement also provides that, immediately following the completion of the Proposed Merger, United Bank & Capital Trust Company, a Kentucky state-chartered commercial bank and a wholly-owned subsidiary of Farmers Capital (“United Bank”), will merge with and into Wesbanco Bank, Inc., a West Virginia banking corporation and a wholly-owned subsidiary of WesBanco (“WesBanco Bank”), with WesBanco Bank continuing as the surviving bank. Each of Farmers Capital (SEC File No. 0-14412) and WesBanco (SEC File No. 333-224939) filed a definitive proxy statement/prospectus, dated as of June 15, 2018 (the “Proxy Statement/Prospectus”), with the Securities and Exchange Commission in connection with the Proposed Merger.

As previously reported by each of Farmers Capital and WesBanco on Current Reports on Form 8-K, each filed on July 12, 2018, on July 10, 2018 an alleged class action complaint was filed by a purported stockholder of Farmers Capital in the Franklin Circuit Court of the Commonwealth of Kentucky captioned Parshall v. Farmers Capital Bank Corporation (Case No. 18-CI-00699) against Farmers Capital, United Bank, the individual members of the board of directors of Farmers Capital (“Defendant Directors”), WesBanco and WesBanco Bank (the “Complaint”). The Complaint alleged generally, among other things, that each member of Farmers Capital’s board of directors (the “Director Defendants”) breached their fiduciary duties in approving the Merger Agreement, that Farmers Capital and WesBanco aided and abetted such breaches of fiduciary duty and that the disclosure regarding the Proposed Merger contained in the Proxy Statement/Prospectus was materially deficient.

On July 18, 2018, solely to avoid the costs, risks and uncertainties inherent in litigation, Farmers Capital, United Bank, WesBanco, WesBanco Bank and the Director Defendants (Farmers Capital, United Bank, WesBanco, WesBanco Bank and the Director Defendants (collectively the “Defendants”), agreed with the plaintiff, among other things, that the Defendants would make certain additional disclosures concerning the Proposed Merger, and the plaintiff would dismiss his complaint with prejudice. Plaintiff’s counsel reserves the right to seek attorneys’ fees and expenses. The settlement will have no impact on the timing of the special meeting of Farmers Capital shareholders scheduled for July 23, 2018 to vote upon a proposal to approve the Merger Agreement. Nor will the settlement affect the merger consideration to be paid to Farmers Capital’s shareholders in connection with the Proposed Merger. The additional agreed upon disclosures are set forth below.

The Defendants have vigorously denied, and continue to vigorously deny, that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were alleged in the Complaint, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary and other legal burdens and entered into the agreement with the plaintiff solely to eliminate the uncertainties, burden and expense of litigation. Nothing in this Current Report on Form 8-K, shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

The following information supplements the Proxy Statement/Prospectus. We urge you to read the Proxy Statement/Prospectus in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement/Prospectus, the information contained herein supersedes the information contained in the Proxy Statement/Prospectus. All page references in the information below are to pages in the Proxy Statement/Prospectus, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus. Without admitting in any way that any of the disclosures below are material or required by the federal securities laws, state fiduciary law, or any other applicable rule, statute, regulation or law, Farmers Capital and WesBanco make the following additional disclosures:

The following disclosure replaces the last paragraph of the subsection captioned “Certain Wesbanco Prospective Financial Information” on page 56 of the Proxy Statement/Prospectus.

Wesbanco provided Farmers Capital and its financial advisor with projected earnings per share for each of the following fiscal years as set forth in the table below (which resulted in the following projected net income data based on the corresponding diluted shares outstanding as set forth in the table below):

	Net Income*	Earnings Per Share	Diluted Shares Outstanding*
2018	$130,200	$2.83	46,000
2019	142,306	3.05	46,600
2020	145,316	3.12	46,600
2021	152,847	3.28	46,600
2022	160,511	3.44	46,600

*	Amounts in thousands

For fiscal years after 2022, Wesbanco provided an estimated long-term growth rate for Wesbanco of 5%. These projections and estimates were provided as of April 19, 2018 and have not been updated for subsequent actual results or any forecast revisions or other changes in circumstances or events occurring after such date. Projected earnings from Wesbanco’s acquisition of First Sentry Bancshares, Inc., which was completed on April 5, 2018, are included in 2018 results from April 1, 2018 and each period thereafter.

The following disclosure replaces the last paragraph of the subsection captioned “Certain Farmers Capital Prospective Financial Information” on page 57 of the Proxy Statement/Prospectus.

Farmers Capital provided KBW with projected earnings per share for each of the following fiscal years as set forth in the table below (which resulted in the following projected net income data based on the corresponding diluted shares outstanding as set forth in the table below):

	Net Income*	Earnings Per Share	Diluted Shares Outstanding*
2018	$21,600	$2.87	7,520
2019	22,200	2.95	7,520
2020	23,310	3.10	7,520
2021	24,475	3.25	7,520
2022	25,700	3.42	7,520

*	Amounts in thousands

For fiscal years after 2022, Farmers Capital provided an estimated long-term EPS growth rate for Farmers Capital of 5%. These projections and estimates were provided as of April 19, 2018 and have not been updated for subsequent actual results or any forecast revisions or other changes in circumstances or events occurring after such date.

The following disclosure is added after the second sentences of the first and third paragraphs on page 54 of the Proxy Statement/Prospectus in the subsections captioned “Farmers Capital Discounted Cash Flow Analysis” and “Wesbanco Capital Discounted Cash Flow Analysis.”

The range of discount rates assumed in this analysis was selected taking into account a capital asset pricing model implied cost of capital calculation.

The following disclosure supplements the subsection captioned “Farmers Capital Selected Companies Analysis” beginning on page 46 of the Proxy Statement/Prospectus by adding such disclosure at the end of the first full paragraph on page 47 of the Proxy Statement/Prospectus.

The low and high stock price-to-tangible book value per share multiples of the selected companies in the selected companies analysis of Farmers Capital were 1.39x and 2.91x, respectively. The low and high stock price-to-2018 estimated EPS multiples of the selected companies were 10.1x and 25.4x, respectively. The low and high stock price-to-2019 estimated EPS multiples of the selected companies were 8.8x and 23.6x, respectively.

The following disclosure supplements the subsection captioned “Wesbanco Selected Companies Analysis” beginning on page 48 of the Proxy Statement/Prospectus by adding such disclosure at the end of the last paragraph on page 48 of the Proxy Statement/Prospectus.

The low and high stock price-to-tangible book value per share multiples of the selected companies in the selected companies analysis of Wesbanco were 1.28x and 3.79x, respectively. The low and high stock price-to-2018 estimated EPS multiples of the selected companies were 10.6x and 29.5x, respectively. The low and high stock price-to-2019 estimated EPS multiples of the selected companies were 8.9x and 29.7x, respectively.

The following disclosure supplements the subsection captioned “Select Transactions Analysis—Nationwide” beginning on page 50 of the Proxy Statement/Prospectus by adding such disclosure as a new paragraph immediately preceding the third full paragraph on page 51 of the Proxy Statement/Prospectus.

The low and high transaction price-to-tangible book value multiples of the selected transactions were 1.38x and 2.65x, respectively. The low and high transaction price-to-core tangible book value multiples of the selected transactions were 1.29x and 2.80x, respectively. The low and high core deposit premiums of the selected transactions were 3.0% and 25.4%, respectively. The low and high transaction price-to-LTM EPS multiples of the selected transactions (excluding the impact of the multiples of three of the selected transactions which were considered to be not meaningful because they were greater than 35.0x) were 14.6x and 28.8x, respectively. The low and high transaction price-to-estimated EPS multiples of the selected transactions (excluding the impact of the multiple of one of the selected transactions which was considered to be not meaningful because it was greater than 35.0x) were 17.2x and 27.3x, respectively. The low and high one-day market premiums (discounts) of the selected transactions were (5.2)% and 74.4%, respectively.

The following disclosure supplements the subsection captioned “Select Transactions Analysis—Midwest” beginning on page 51 of the Proxy Statement/Prospectus by adding such disclosure as a new paragraph appearing as the first paragraph on page 53 of the Proxy Statement/Prospectus.

The low and high transaction price-to-tangible book value multiples of the selected transactions were 1.65x and 2.65x, respectively. The low and high transaction price-to-core tangible book value multiples of the selected transactions were 1.77x and 2.74x, respectively. The low and high core deposit premiums of the selected transactions were 9.2% and 22.5%, respectively. The low and high transaction price-to-LTM EPS multiples of the selected transactions were 17.1x and 28.8x, respectively. The low and high transaction price-to-estimated EPS multiples of the selected transactions were 17.2x and 27.3x, respectively. The low and high one-day market premiums of the selected transactions were 10.4% and 74.4%, respectively.

The following disclosure is added to the end of the seventh paragraph of the subsection captioned “Background of the Merger” on page 36 of the Proxy Statement/Prospectus.

The non-binding indication of interest also contained a discussion of the potential retention of key employees of Farmers Capital, subject to further diligence and discussion with Wesbanco, the potential creation of a local advisory board post-merger comprised of Farmers Capital board members willing to serve and the addition of one jointly selected board member to the board of directors of Wesbanco.

The following disclosure is added after the fourth sentence of the third paragraph of the subsection captioned “Background of the Merger” on page 36 of the Proxy Statement/Prospectus.

The non-binding indication of interest included a potential purchase price value per share of $46.90, depending upon the results of diligence. The parties proceeded into diligence and discussions, which ultimately resulted in the institution concluding that it could not realize certain synergies it had hoped to retain and deciding not to proceed with the potential transaction, but noting that it could consider the potential transaction at a potential purchase price valuation of $42.77 per share.

Information About the Merger and Where to Find It

In connection with the Proposed Merger, WesBanco filed with the SEC a Registration Statement on Form S-4 which was declared effective on June 15, 2018, that includes a Proxy Statement of Farmers Capital and a Prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF FARMERS CAPITAL AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Proxy Statement/Prospectus dated June 15, 2018 was mailed to shareholders of Farmers Capital on or around June 18, 2018. The Farmers Capital shareholder meeting is scheduled for July 23, 2018. In addition, the Registration Statement on Form S-4, which includes the Proxy Statements/Prospectus, and other related documents filed by WesBanco with the SEC, may be obtained for free at the SEC’s website at http://www.sec.gov, on the NASDAQ website at http://www.nasdaq.com and from WesBanco’s website at http://www.wesbanco.com.

Participants in the Solicitation

WesBanco and Farmers Capital and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Farmers Capital in connection with the Proposed Merger. Information about the directors and executive officers of WesBanco is set forth in the proxy statement for WesBanco’s 2018 annual meeting of shareholders, as filed with the SEC on March 13, 2018. Information about the directors and executive officers of Farmers Capital is set forth in the proxy statement for Farmers Capital’s 2018 annual meeting of shareholders, as filed with the SEC on April 2, 2018. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of Farmers Capital shareholders in connection with the proposed merger is included in the Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC or WesBanco using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

FARMERS CAPITAL SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS WITH RESPECT TO THE PROPOSED MERGER.

Forward-Looking Statements

Matters set forth in this filing contain certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the Proposed Merger between WesBanco and Farmers Capital, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and Farmers Capital may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the Proposed Merger may not be fully realized within the expected timeframes; disruption from the Proposed Merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the Proposed Merger may not be obtained on the expected terms and schedule; Farmers Capital’s shareholders may not approve the Proposed Merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in WesBanco’s 2017 Annual Report on Form 10-K, Farmers Capital’s 2017 Annual Report on Form 10-K, and documents subsequently filed by WesBanco and Farmers Capital with the Securities and Exchange Commission. All forward-looking statements included in this filing are based on information available at the time of the release. Neither WesBanco nor Farmers Capital assumes any obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

Date: July 18, 2018	/s/ Robert H. Young
Robert H. Young
Executive Vice President and
Chief Financial Officer